UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2022

STANDARD PREMIUM FINANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-56243	81-2624094
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

13590 SW 134th Avenue, Suite 214, Miami, FL 33186

(Address of Principal Executive Office) (Zip Code)

305-232-2752

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Standard Premium Finance Holdings, Inc. (the “Company”) was held on July 15, 2022. As of the Record Date of May 16, 2022, there were 2,905,016 shares of common stock outstanding and 166,000 shares of preferred stock, for a total of 3,071,016 shares entitled to notice of and to vote at the Annual Meeting. The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal 1 – Election of Directors

Shareholders approved the election of two directors to serve as directors for a two-year term to expire at the 2024 Annual Meeting. The voting results for this proposal are as follows:

Nominee	Votes For	Votes Withheld
Brian Krogol, CPA	2,052,324	100
James Wall	2,052,324	100

There were no abstentions or broker non-votes.

Shareholders approved the election of three directors to serve as directors for a three-year term to expire at the 2025 Annual Meeting. The voting results for this proposal are as follows:

Nominee	Votes For	Votes Withheld
John C. Leavitt, DBA	2,052,324	100
Christopher Perrucci, ESQ	2,052,324	100
Carl Christian Hoechner	2,052,324	100

There were no abstentions or broker non-votes.

Proposal 2 – Ratification of independent registered accounting firm for 2022

Shareholders ratified the appointment of Liggett & Webb, P.A. to serve as the Company’s independent registered public accounting firm for its 2022 fiscal year. The voting results for this proposal are as follows:

Votes For	Votes Against
2,052,424	-

There were no abstentions or broker non-votes.

Proposal 3 – Advisory resolution to approve executive compensation

Shareholders approved, on an advisory basis, the Company’s compensation of its named executive officers, as disclosed in the 2022 Annual Meeting Proxy Statement. The voting results for this proposal are as follows:

Votes For	Votes Against
2,052,324	100

There were no abstentions or broker non-votes.

Proposal 4 – Desired frequency of the non-binding advisory vote to approve executive compensation

Shareholders approved a frequency of three years regarding the frequency of future advisory votes on named executive officer compensation. The voting results for this proposal are as follows:

Three Years	Two Years	One Year
1,891,068	161,256	100

There were no abstentions or broker non-votes.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STANDARD PREMIUM FINANCE HOLDINGS, INC.

Dated: July 19, 2022	By:	/s/ William J. Koppelmann
William J. Koppelmann Chairman and Chief Executive Officer